Dreyfus Variable Investment Fund, International Value Portfolio
Letter to Shareholders
Dear Shareholder:
    Investment returns abroad in 1996 did not match the outstanding performance in the U.S. Since inception on May 1, 1996, Dreyfus Variable Investment Fund _ International Value Portfolio generated a total return of 3.41%, based on net asset value;* this was ahead of the Morgan Stanley
Capital International Europe, Australasia, Far East (EAFE) Index, which was essentially flat with a .16% return.** Major reasons for lagging returns abroad were the strength of the U.S. dollar (profits from abroad translate into fewer dollars) and the decline in the Japanese market, the largest component of the EAFE Index. At year-end 1996, the Japanese market, as measured by the Nikkei, was down 2.6% for the year (and more than 50% below its 1989 peak).
    The strategy followed by the Portfolio was to be well diversified by country and industry sectors. While the Portfolio focuses primarily on the major industrialized countries, it also had some representation in several emerging markets (Argentina, Mexico and Portugal). The investment style of the Portfolio is value-oriented and our strategy is to concentrate on securities which are undervalued relative to their home market. Major indicators of value that we focus on include low price-to-earnings, low price-to-book, and low price-to-cash flow ratios.
ECONOMIC AND MARKET ENVIRONMENT
    Most European markets performed well in 1996 with stock market returns approaching those of the U.S. However, a significant portion of these returns were offset by a strong dollar. In terms of the economic cycle, Europe is lagging the U.S. with unemployment and economic growth still being the prime concern as opposed to overheating and the resurgence of inflation here in the U.S. The major countries are trying to cope with measures to stimulate growth and consumer confidence in the face of fiscal tightening to meet the Maastricht Treaty criteria for moving toward a single currency. The countries that are viewed as most likely participants in the new single currency garnered some of the best returns.
    Share prices in Germany rose over 20% in spite of slow economic growth. Looking ahead, despite the challenges of finalizing the integration of the former East Germany, we remain positive on German equities. The process of cost cutting and restructuring, which is in its later stages in the U.S., is just now beginning in Germany. We believe there are opportunities to increase the profitability of German industry.
    The French market performed relatively well, with retailers benefiting from improved consumer confidence. Defensive sectors like food stocks also did well, while banking, automobile and insurance companies lagged. Markets in Spain, Sweden and the Netherlands were among the best performers in Europe.
    The largest foreign market, Japan, had a poor year with both stock prices and currency values declining. The major concerns of investors in Japan are problem bank loans (primarily real estate related). Japanese banks and regulatory authorities have yet to act decisively to solve this situation. Your Portfolio has benefited from the absence of investments in Japanese banks. On the positive side, some of the major industrial firms had excellent results due to a strengthened competitive position in the face of the declining yen. Share prices of Honda Motor and Toyota Motor both rose in excess of 50%. The share prices of Canon rose 37% and Sony rose 23%. In contrast, the index of major Japanese bank share prices (in which your Portfolio was not invested) declined by nearly 20%. Looking forward, we believe the Japanese recovery will be slow. However, major multinationals in the automobile and electronic industries are very competitive worldwide and should continue to outperform. Value investing worked well in Japan last year and we believe that the trend is likely to continue.
    Among other Asian markets, Hong Kong was an excellent performer. The Hang Seng stock index rose 33% as investors became more comfortable with the handover to China on July 1. China is moving toward capitalism and Hong Kong is viewed as the gateway to that huge market.

PORTFOLIO FOCUS
    The Portfolio will continue to be invested in securities with favorable valuation characteristics. The average price-to-earnings ratio of stocks in the Portfolio is 16.5 compared with 25.9 for the EAFE Index. The price-to-book and price-to-cash flow ratios are also lower. The Portfolio is now invested in 20 foreign countries and is well diversified. Although returns abroad lagged the U.S. stock market returns last year, we are optimistic about the future. Economies abroad in general grew more slowly than the U.S. economy and there is much less concern about overheating. The unemployment rate in Germany, France and Italy are still above 10%. The U.S. has benefited in recent years from extensive corporate restructuring and cost cutting. In Europe and Japan, companies are just now beginning to take the initial steps in that direction and there is ample room to improve efficiency.
    The Portfolio also has representation in some of the emerging markets which, although more volatile, are growing faster than the major industrialized countries. Emerging markets account for nearly 85% of the world's population, yet only 16% of the world's stock market capitalization is in emerging markets. In time, this gap is likely to narrow resulting in higher stock market returns.
    In terms of valuation levels, most markets measure up well relative to the U.S. The EAFE Index is at just over two times book value and 10 times cash flow while the U.S. is at 3.5 times book value and 11 times cash flow. Historically, valuations abroad have tended to be at premiums to U.S. equities.
    We appreciate your investment in the Portfolio and will continue exerting our best efforts to bring you rewarding returns from international value stocks.
                              Sincerely,

                          (Sandor Cseh signature Logo)
                              Sandor Cseh
                              Portfolio Manager
January 15, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The return indicated includes net dividends reinvested. The Index is the property of Morgan Stanley & Co., Incorporated.


Dreyfus Variable InveSTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
DECEMBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFERegistration Mark) INDEX

Dollars
$10,341
Dreyfus Variable
Investment Fund,
International Value
Portfolio
$10,016
Morgan Stanley Capital
International Europe,
Australasia, Far East
(EAFERegistration Mark) Index*
*Source: Lipper Analytical Services, Inc.
Actual Aggregate Total Return
                                                 From Inception (5/1/96)
                                                   to December 31, 1996
                                                 ----------------------
                                                          3.41%
Past performance is not predictive of future performance.
The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
The above graph compares a $10,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio on 5/1/96 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index on that date. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not taken into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Variable Investment Fund, International Value Portfolio
Statement of Investments                                                                                 December 31, 1996
Common Stocks_88.9%                                                                               Shares           Value
                                                                                                ----------     -----------
                                 Argentina_1.1%             YPF Sociedad Anonima, ADR...........     3,500    $    88,375
                                                                                                               -----------
                                 Australia_2.8%             Amcor...............................     6,000         38,590
                                     Australia and New Zealand Banking..........................    10,000         63,044
                                     Boral......................................................    30,423         86,587
                                     Commonwealth Bank of Australia.............................       269          2,574
                                     Commonwealth Bank of Australia,
                                       Instalment Receipt.......................................     5,500         34,236
                                                                                                               -----------
                                                                                                                  225,031
                                                                                                               -----------
                                 Austria_.3%                Creditanstalt-Bankverein............       200         25,878
                                                                                                               -----------
                                 Denmark_1.0%               Tele Danmark, ADR...................     3,000         81,750
                                                                                                               -----------
                                 France_7.4%                Alcatel Alsthom, ADR................     4,850         77,600
                                     CLF-DEXIA France.......................                           800         69,672
                                     C.S.F. (Thompson)......................                         2,324         75,362
                                     Danone.................................                           600         83,583
                                     Elf Aquitaine, ADR.....................                         2,500        113,126
                                     Rhone-Poulenc, ADR.....................                         1,930         65,379
                                     Societe Generale.......................                         1,000        108,093
                                                                                                               -----------
                                                                                                                  592,815
                                                                                                               -----------
                Germany_8.0%         Bayer..................................                         2,000         81,506
                                     Bayerische Motoren Werke...............                           110         76,593
                                     Deutsche Bank..........................                         2,200        102,648
                                     GEA....................................                           250         76,411
                                     Henkel KGaA............................                           125          5,986
                                     Siemens................................                         1,700         79,981
                                     Tarkett................................                         3,000         59,766
                                     VEBA...................................                         1,400         80,857
                                     Viag...................................                           200         78,391
                                                                                                               ----------
                                                                                                                  642,139
                                                                                                              -----------
                Hong Kong_2.8%       Cheung Kong............................                         8,000         71,110
                                     HSBC...................................                         2,062         44,122
                                     HongKong Electric......................                        21,000         69,779
                                     Yue Yuen Industrial....................                       100,000         38,140
                                                                                                               -----------
                                                                                                                  223,151
                                                                                                               -----------
                Italy_4.0%           ENI S.p.A, ADR.........................                         1,500         77,438
                                     Fiat Spa...............................                        15,000         45,167
                                     Istituto Mobiliare Italiano, ADR.......                         3,000         77,625
                                     Stet, Di Risp..........................                        35,000        118,097
                                                                                                               -----------
                                                                                                                  318,327
                                                                                                               -----------
                Japan_25.7%          Canon.....................................                      5,000        110,584
                                     Chudenko..................................                      1,000         28,855
                                     Credit Saison.............................                      5,000        111,880
                                     Dai-Tokyo Fire & Marine Insurance.........                     18,000         95,638
                                     Hitachi...................................                     10,000         93,304

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996
Common Stocks (continued)                                                                           Shares         Value
                                                                                                  ----------    ----------
                Japan (continued)    Hitachi Koki..............................                      9,000    $    64,457
                                     Honda Motor...............................                      3,000         85,789
                                     Ito-Yokado................................                      2,000         87,084
                                     Kao.......................................                     10,000        116,631
                                     Mabuchi Motor.............................                      2,000        100,735
                                     Mikuni Coca Cola..........................                      4,000         51,835
                                     Minebea...................................                     11,000         91,991
                                     Mitsubishi Heavy Industries...............                     13,000        103,327
                                     Murata Manufacturing......................                      3,000         99,785
                                     Nichiei...................................                      1,200         88,639
                                     Nishimatsu Construction...................                      8,000         69,805
                                     Sankyo....................................                      2,500         73,218
                                     Sekisui Chemical..........................                      8,000         80,863
                                     Sony......................................                      2,000        131,145
                                     Toshiba...................................                     15,000         94,341
                                     Toyota Motor..............................                      4,000        115,076
                                     Yamanouchi Pharmaceutical.................                      4,000         82,246
                                     Yamato Transport..........................                      8,000         82,937
                                                                                                               -----------
                                                                                                                2,060,165
                                                                                                               -----------
                Malaysia_.9%         Affin Holdings............................                     15,000         41,279
                                     IOI Properties............................                     10,000         32,469
                                                                                                               -----------
                                                                                                                   73,748
                                                                                                               -----------
                Mexico_.7%           Telefonos de Mexico, Ser. L, ADR..........                      1,800         59,400
                Netherlands_7.1%     ABN-Amro..................................                      1,218         79,204
                                     Akzo Nobel NV, ADR........................                        800         54,000
                                     Hollandsche Beton Groep...................                        300         62,117
                                     Hunter Douglas............................                      1,116         75,218
                                     ING Groep.................................                      1,211         43,577
                                     Koninklijke KNP...........................                      3,000         65,432
                                     Philips Electronics NV, ADR...............                      1,600         64,000
                                     Royal PTT Nederland, ADR..................                      1,516         57,419
                                     Unilever NV, ADR..........................                        400         70,100
                                                                                                               -----------
                                                                                                                  571,067
                                                                                                               -----------
                New Zealand_1.2%     Air New Zealand...........................                      8,909         24,159
                                     Fletcher Challenge Energy.................                     25,000         72,386
                                                                                                               -----------
                                                                                                                   96,545
                                                                                                               -----------
                Norway_1.1%          Christiania Bank..........................                     13,000         41,211
                                     Orkla AS..................................                        800         50,722
                                                                                                               -----------
                                                                                                                   91,933
                                                                                                               -----------
DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   DECEMBER 31, 1996
Common Stocks (continued)                                                                          Shares          Value
                                                                                                 ----------     ----------
                Portugal_.5%         Banco Comercial Portugues.................                      3,000     $   39,542
                                                                                                               -----------
                Singapore_1.3%.      Development Bank of Singapore.............                      4,000         54,000
                                     Far East Levingston Shipbuilding..........                      9,000         46,929
                                                                                                               -----------
                                                                                                                  100,929
                                                                                                               -----------
                Spain_4.0%           Corporacion Bancaria de Espana, ADR.......                      4,600        103,500
                                     Gas Y Electridad..........................                      1,200         76,674
                                     Repsol, ADR...............................                      3,600        137,250
                                                                                                               -----------
                                                                                                                  317,424
                                                                                                               -----------
                Sweden_1.9%          Marieberg Tidnings........................                      2,000         48,830
                                     Scania AB 'A', ADR........................                      2,500         60,313
                                     Volvo AB 'B', ADR.........................                      2,000         43,500
                                                                                                              -----------
                                                                                                                  152,643
                                                                                                              -----------
                Switzerland_4.8%     Magazine Zum Globus.......................                        150         69,101
                                     Nestle....................................                         70         74,983
                                     Schweizerischer Banksverein...............                        550        104,343
                                     Sulzer....................................                        100         57,622
                                     Zurich Versicherungs......................                        300         83,190
                                                                                                              -----------
                                                                                                                  389,239
                                                                                                              -----------
                United Kingdom_12.3% Abbey National............................                      8,000        104,805
                                     BTR.......................................                     24,000        116,725
                                     Bunzl.....................................                     20,183         80,532
                                     Cable & Wireless, ADR.....................                      4,000         98,500
                                     Devro.....................................                     10,100         46,526
                                     Hanson, ADR...............................                      2,500         16,875
                                     Imperial Tobacco, ADR.....................                        625          7,969
                                     Laird.....................................                      8,000         54,526
                                     National Westminster Bank.................                     12,118        142,360
                                     Powergen..................................                     12,463        122,509
                                     RTZ.......................................                      7,000        112,443
                                     Scapa.....................................                     10,000         42,041
                                     Smith (David S.)..........................                      8,134         43,459
                                                                                                              -----------
                                                                                                                  989,270
                                                                                                              -----------
                                     TOTAL COMMON STOCKS
                                       (cost $6,957,843).......................                                $7,139,371
                                                                                                              ============
Convertible Preferred Stocks_1.0%
                Germany;             Henkel KGaA-Vorzug
                                       (cost $69,000)..........................                      1,625     $   81,513
                                                                                                              ===========

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    DECEMBER 31, 1996
                                                                                                 Principal
Short-Term Investments_6.7%                                                                       Amount           Value
                                                                                                ----------      ----------
                U.S. Treasury Bills:  4.97%, 1/16/97...........................                  $  33,000      $  32,932
                                     5.01%, 1/30/97............................                     25,000         24,903
                                     4.87%, 3/6/97.............................                    480,000        475,766
                                                                                                              -----------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $533,674).........................                                $  533,601
                                                                                                              ===========

TOTAL INVESTMENTS (cost $7,560,517)............................................                       96.6%    $7,754,485
                                                                                                              ===========
CASH AND RECEIVABLES (NET).....................................................                        3.4%    $  272,954
                                                                                                              ===========
NET ASSETS.....................................................................                      100.0%    $8,027,439
                                                                                                              ===========












SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Variable Investment Fund, International Value Portfolio
Statement of Assets and Liabilities                                                                            December 31, 1996
                                                                                                     Cost           Value
                                                                                                 ----------      ----------
ASSETS:                          Investments in securities_See Statement of Investments         $7,560,517       $7,754,485
                                 Cash.......................................                                         29,298
                                 Cash denominated in foreign currencies.....                       448,233          447,668
                                 Dividends receivable.......................                                          8,269
                                 Net unrealized appreciation on forward
                                      currency exchange contracts_Note 4(a)                                              57
                                 Prepaid expenses...........................                                             64
                                                                                                                 ----------
                                                                                                                  8,239,841
                                                                                                                 ----------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          223
                                 Payable for investment securities purchased                                        194,155
                                 Accrued expenses...........................                                         18,024
                                                                                                                 ----------
                                                                                                                    212,402
                                                                                                                 ----------
NET ASSETS..................................................................                                     $8,027,439
                                                                                                                 ==========
REPRESENTED BY:                  Paid-in capital............................                                     $7,816,286
                                 Accumulated undistributed investment income_net                                        295
                                 Accumulated net realized gain (loss) on investments                                 17,789
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                                   193,069
                                                                                                                 ----------
NET ASSETS..................................................................                                     $8,027,439
                                                                                                                 ==========
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                        626,948
NET ASSET VALUE, offering and redemption price per share....................                                         $12.80
                                                                                                                     ======




SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Variable Investment Fund, International Value Portfolio
Statement of Operations
from April 30, 1996 (commencement of operations) to December 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $13,848 foreign taxes
                                     withheld at source)....................                    $  92,275
                                 Interest...................................                       20,860
                                                                                                -----------
                                       Total Income.........................                                   $113,135
EXPENSES:                        Investment advisory fee_Note 3(a)..........                    $  43,069
                                 Custodian fees.............................                       13,109
                                 Auditing fees..............................                       12,557
                                 Legal fees.................................                        8,389
                                 Prospectus and shareholders' reports.......                        5,627
                                 Registration fees..........................                        2,369
                                 Shareholder servicing costs................                          199
                                 Trustees' fees and expenses_Note 3(b)......                           78
                                 Miscellaneous..............................                          705
                                                                                                -----------
                                       Total Expenses.......................                       86,102
                                 Less_reduction in investment advisory fee due to
                                     undertaking_Note 3(a)..................                      (21,498)
                                                                                                -----------
                                       Net Expenses.........................                                     64,604
                                                                                                               ----------
INVESTMENT INCOME_NET.......................................................                                     48,531
                                                                                                               ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                    $  55,087
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                      (10,432)
                                                                                                -----------
                                       Net Realized Gain (Loss).............                                     44,655
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                                    193,069
                                                                                                               ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                    237,724
                                                                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                   $286,255
                                                                                                               ==========



SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Variable Investment Fund, International Value Portfolio
Statement of Changes in Net Assets
from April 30, 1996 (commencement of operations) to December 31, 1996
OPERATIONS:
    Investment income_net.......................................................................            $    48,531
    Net realized gain (loss) on investments.....................................................                 44,655
    Net unrealized appreciation (depreciation) on investments...................................                193,069
                                                                                                           -------------
      Net Increase (Decrease) in Net Assets Resulting from Operations...........................                286,255
                                                                                                           -------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net.......................................................................                (48,236)
    Net realized gain on investments............................................................                (26,866)
                                                                                                           -------------
      Total Dividends...........................................................................                (75,102)
                                                                                                           -------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...............................................................              8,053,676
    Dividends reinvested........................................................................                 75,102
    Cost of shares redeemed.....................................................................               (312,492)
                                                                                                           -------------
      Increase( Decrease) in Net Assets from Beneficial Interest Transactions...................              7,816,286
                                                                                                           -------------
          Total Increase (Decrease) in Net Assets...............................................              8,027,439
NET ASSETS:
    Beginning of Period.........................................................................                --
                                                                                                           -------------
    End of Period...............................................................................             $8,027,439
                                                                                                           =============
Undistributed investment income_net.............................................................             $      295
                                                                                                           -------------
                                                                                                              Shares
                                                                                                           ------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.................................................................................                645,895
    Shares issued for dividends reinvested......................................................                  5,994
    Shares redeemed.............................................................................                (24,941)
                                                                                                           -------------
      Net Increase (Decrease) in Shares Outstanding.............................................                626,948
                                                                                                           =============






SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Variable Investment Fund, International Value Portfolio
Financial Highlights
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period from April 30, 1996 (commencement of operations) to December 31, 1996. This information has been derived from the Series' financial statements.


PER SHARE DATA:
    Net asset value, beginning of period.....................................................          $12.50
                                                                                                       ------
    Investment Operations:
    Investment income_net....................................................................             .08
    Net realized and unrealized gain (loss)
      on investments.........................................................................             .34
                                                                                                       ------
    Total from Investment Operations.........................................................             .42
                                                                                                       ------
    Distributions:
    Dividends from investment income_net.....................................................            (.08)
    Dividends from net realized gain on investments..........................................            (.04)
                                                                                                       ------
    Total Distributions......................................................................            (.12)
                                                                                                       ------
    Net asset value, end of period...........................................................          $12.80
                                                                                                       ======
TOTAL INVESTMENT RETURN......................................................................            3.41%(1,2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..................................................            1.01%(1)
    Ratio of net investment income
      to average net assets..................................................................             .76%(1)
    Decrease reflected in above expense ratio
      due to undertaking by The Dreyfus Corporation..........................................             .34%(1)
    Portfolio Turnover Rate..................................................................           24.48%(1)
    Average commission rate paid (3).........................................................          $.0351
    Net Assets, end of period (000's Omitted)................................................          $8,027
(1)    Not annualized.
(2)  Calculated based on net asset value on the close of business on May 1, 1996 (commencement of initial offering) to December
31, 1996.
(3)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.







SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Variable Investment Fund, International Value Portfolio
NOTES TO FINANCIAL STATEMENTS
NOTE 1_General:
    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eleven series, including the International Value Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Prior to May 24, 1996, TBC Asset Management, an affiliate of Mellon, served as the Series' sub-investment adviser. Premier Mutual Fund Services, Inc. acts as the distributor of the Series' shares, which are sold without a sales charge.
    As of December 31, 1996, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held 403,927 shares of the Series.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2_Significant Accounting Policies:
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distri
DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED) butions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 3_Investment Advisory Fee and Other Transactions With Affiliates:
    (a) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the Series' average daily net assets and is payable monthly. However, Dreyfus had undertaken, from April 30, 1996 through December 31, 1996, to reduce the management fee paid by or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceeded an annual rate of 1.50% of the value of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $21,498 during the period ended December 31, 1996.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
    (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_Securities Transactions:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1996 amounted to $8,214,424 and $1,294,699, respectively.
    In addition, the following summarizes open forward currency exchange contracts at December 31, 1996:

                                                           Foreign
                                                           Currency                                           Unrealized
Foreign Currency Buy Contracts:                            Amounts          Cost            Value            Appreciation
---------------------------                             ----------     -------------    ------------       ----------------
Japanese Yen, expiring 1/6/97................            1,904,348         $16,395         $16,452                $57
                                                                                                                 =====

    The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (b) At December 31, 1996, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $194,025, consisting of $557,369 gross unrealized appreciation and $363,344 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Dreyfus Variable Investment Fund, International Value Portfolio
Report of Ernst & Young LLP, Independent Auditors
Shareholders and Board of Trustees
Dreyfus Variable Investment Fund, International Value Portfolio
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Value Portfolio (one of the Series constituting Dreyfus Variable Investment Fund) as of December 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from April 30, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Value Portfolio at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 30, 1996 to December 31, 1996, in conformity with generally accepted accounting principles.


(Ernst & Young LLP. signature)

New York, New York
January 29, 1997
Important Tax Information (Unaudited)
    In accordance with Federal tax law, the Series elects to provide each shareholder with their portion of the Series' foreign taxes paid and income sourced from foreign countries. Accordingly, the Series hereby makes the following designations regarding its fiscal year ended December 31, 1996:
    _ the total amount of taxes paid to foreign countries was $13,848.
    _ the total amount of income sourced from foreign countries was $48,488.


(Dreyfus lion "d" logo)
Dreyfus Variable Investment Fund,
International Value Portfolio
200 PARK AVENUE
NEW YORK, NY 10166
Investment Adviser
THE DREYFUS CORPORATION
200 PARK AVENUE
NEW YORK, NY 10166
Custodian
THE BANK OF NEW YORK
90 WASHINGTON STREET
NEW YORK, NY 10286
Transfer Agent &
Dividend Disbursing Agent
DREYFUS TRANSFER, INC.
P.O. BOX 9671
PROVIDENCE, RI 02940



VARIABLE
INVESTMENT FUND,
International Value
Portfolio
ANNUAL REPORT
DECEMBER 31, 1996






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